wework

MEMBERSHIP AGREEMENT

HI SCOTT SCHORER

Please review your Membership Details below.

If you have any questions or concerns, please don't hesitate to reach out to us at oneseaportsquare@wework.com

PRIMARY MEMBER INFORMATION

GI DYNAMICS

Primary member: Scott Schorer
sschorer@gidynamics.com

JOINING

WeWork One Seaport

02-105 • 27 person office
$20,250.00/mo
Start Date: December 1, 2018
Commitment term: 6 months
Notice period: 2 months

Discounts

-$2,025.00/mo from December 1, 2018 to May 31, 2019

Additional Fees

Setup Fee $0.00

INCLUDED CREDIT ALLOTMENTS

Conference room credits

44 total credits per month ending on November 30, 2018.
64 total credits per month starting on December 1, 2018.

Print credits

2040 total black & white prints and 340 total color prints per month ending on November 30, 2018.
3240 total black & white prints and 540 total color prints per month starting on December 1, 2018.

SERVICE RETAINER SUMMARY

Service retainer fees for WeWork
One Seaport
$50,625.00
2.5x monthly membership fee
Your service retainer balance will be charged with any other additional fees.

TERMS & CONDITIONS

By electronically signing the(se) membership agreement(s) below, your company is entering into legally binding agreement(s). Please download and read carefully prior to signing. Any Agreement(s), including the(se) Terms and Conditions and Membership Details form(s), and any applicable Service Package Addendum(s), will be effective when signed by both parties. In the event of any conflict between the(se) Terms and Conditions and the Membership Details form(s), the Membership Details form(s) shall prevail.

When signing this (these) Agreement(s) you must have the proper authority to execute this (these) Agreement(s) on behalf of the company listed above and incur the obligations described in this (these) Agreement(s) on behalf of such company.

☑ I agree to the(se) Terms & Conditions, Payment Authorization Terms, Membership Details Terms, and any applicable Service Package Addendum in this (these) Membership Agreement(s). I additionally agree that in the event I have any pre-existing Membership Agreement(s) the terms of such Agreement(s) which are not revised, amended or terminated herein remain unchanged.

Community Manager's signature	Electronic Signature
Kathleen Mcanneny	Scott Schorer
77 Sleeper Street Tenant LLC	GI DYNAMICS
	Signed on August 28, 2018

WeWork
77 Sleeper Street Tenant LLC
60 Seaport Blvd
Boston, MA, 02210, USA

oneseaportsquare@wework.com